                                                                    EXHIBIT 24.0

                           T. ROWE PRICE GROUP, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Group, Inc., a Maryland corporation, constitute and appoint George A. Roche, Joseph P. Croteau and Barbara A. Van Horn, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., a Post-Effective Amendment to the Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and any amendment or supplement to such registration statement relating to the sale of common stock of T. Rowe Price Group, Inc. under the following Plans:

     - T. Rowe Price Group, Inc. 1998 Director Stock Option Plan

     - T. Rowe Price Group, Inc. 1995 Director Stock Option Plan

     - T. Rowe Price Group, Inc. 1996 Stock Incentive Plan

     - T. Rowe Price Group, Inc. 1993 Stock Incentive Plan

     - T. Rowe Price Group, Inc. 1990 Stock Incentive Plan

     - T. Rowe Price Group, Inc. 1986 Employee Stock Purchase Plan


     We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


Signature                                             Title                                    Date
---------                                             -----                                    ----

/s/ George A. Roche                    Chairman of the Board and President              December 14, 2000
--------------------------------          (Principal Executive Officer)
George A. Roche                           (Principal Financial Officer)

/s/ Joseph P. Croteau                     Vice President and Treasurer                  December 14, 2000
--------------------------------         (Principal Accounting Officer)
Joseph P. Croteau

/s/ Edward C. Bernard                               Director                            December 14, 2000
--------------------------------
Edward C. Bernard

/s/ James E. Halbkat, Jr.                           Director                            December 14, 2000
--------------------------------
James E. Halbkat, Jr.

/s/ Donald B. Hebb, Jr.                             Director                            December 14, 2000
--------------------------------
Donald B. Hebb, Jr.

/s/ Henry H. Hopkins                                Director                            December 14, 2000
--------------------------------
Henry H. Hopkins

/s/ James A.C. Kennedy                              Director                            December 14, 2000
--------------------------------
James A.C. Kennedy

/s/ John H. Laporte                                 Director                            December 14, 2000
--------------------------------
John H. Laporte

/s/ Richard L. Menschel                             Director                            December 14, 2000
--------------------------------
Richard L. Menschel

/s/ William T. Reynolds                             Director                            December 14, 2000
--------------------------------
William T. Reynolds

/s/ James S. Riepe                                  Director                            December 14, 2000
--------------------------------
James S. Riepe

/s/ Brian C. Rogers                                 Director                            December 14, 2000
--------------------------------
Brian C. Rogers

/s/ Robert L. Strickland                            Director                            December 14, 2000
--------------------------------
Robert L. Strickland

/s/ M. David Testa                                  Director                            December 14, 2000
--------------------------------
M. David Testa

/s/ Martin G. Wade                                  Director                            December 14, 2000
--------------------------------
Martin G. Wade

/s/ Anne Marie Whittemore                           Director                            December 14, 2000
--------------------------------
Anne Marie Whittemore